Exhibit 99.1
Vanda Pharmaceuticals Inc. Analyst and Investor Day American Psychiatric Association Annual Meeting May 6, 2008 1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results from operations and business, and our expectations and beliefs about future events. Actual results may vary materially from our expectations and beliefs. Meaningful factors which could cause actual results to differ from expectations include, but are not limited to, uncertainty of the Company's future profitability, uncertainty of market acceptance for the Company's products, delay in or failure to obtain regulatory approvals for the Company's product candidates, uncertainty regarding patents and proprietary rights, risks inherent in international transactions, limited sales and marketing experience, dependence on third party reimbursement, competition, uncertainty of clinical trial results, extent of government regulations, and inability to obtain requisite additional financing, as well as other factors discussed in the Company's Securities and Exchange Commission filings. All forward-looking statements in this presentation are expressly qualified by the above paragraph in their entirety. All information contained in this presentation is provided only as of the date on which it is presented, and the Company undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements which are made in this presentation, whether as a result of new information, future events or otherwise. 3

Introduction & Overview Mihael H. Polymeropoulos, MD Chief Executive Officer 5

Agenda 6:30 pm Introduction and Overview Mihael H. Polymeropoulos, MD - CEO 6:40 pm Physician Perspective Peter J. Weiden, MD Andrew J. Cutler, MD 7:15 pm Fanapta(tm) Commercialization Strategy Al W. Gianchetti, SVP and CCO 7:25 pm Tasimelteon Overview Paolo Baroldi, MD, PhD - CMO 7:35 pm Conclusion and Q&A 8:00 pm Adjourn 7

Vanda Today Two late-stage product candidates targeting large, unmet medical needs: Fanapta(tm) (iloperidone) - schizophrenia (NDA) Tasimelteon (VEC-162) - sleep and mood disorders (Phase III and II) Significant near-term milestones Fanapta(tm) PDUFA action date expected on or about July 27, 2008 Tasimelteon Phase III chronic insomnia results expected in June, 2008 9

Fanapta(tm) Overview Significant commercial opportunity Substantial unmet treatment needs remain New Drug Application filed with FDA Data from 35 clinical trials More than 3,000 patients treated Unique pharmacogenetics opportunity PDUFA action date expected on or about July 27, 2008 11

Tasimelteon Overview Novel mechanism of action for multiple indications Treatment for significant unmet medical need Demonstrated effect on circadian rhythm Phase III data for treatment of patients with chronic insomnia expected in June, 2008 13

Physician Perspective Peter J. Weiden, MD Center for Cognitive Medicine University of Illinois at Chicago Chicago, IL 15

Introduction Efficacy and tolerability limitations of available antipsychotic agents are well known Additional safe and effective treatment options are needed for patients with schizophrenia ILP3101 represents the most recent Phase III study of iloperidone for the treatment of schizophrenia Ziprasidone was chosen as a positive control Similar efficacy to other atypicals in the class Similar titration profile 17

NR4-078 Efficacy of Iloperidone in a Placebo- and Ziprasidone-Controlled Clinical Trial for the Treatment of Schizophrenia Peter J. Weiden, MD1; Curt D. Wolfgang, PhD2 1Center for Cognitive Medicine, University of Illinois at Chicago, Chicago, IL; 2Vanda Pharmaceuticals Inc., Rockville, MD 19

NR4-046 Safety and Tolerability of Iloperidone in a Placebo- and Ziprasidone-Controlled Clinical Trial for the Treatment of Schizophrenia Jennifer Hamilton, MS1; Leslie Citrome, MD, MPH2; Curt D. Wolfgang, PhD1; Paolo Baroldi, MD, MPH1 1 Vanda Pharmaceuticals Inc., Rockville, MD; 2 New York University School of Medicine and The Nathan S. Kline Institute for Psychiatric Research, Orangeburg, NY 21

Study Objectives To characterize the efficacy of iloperidone 24 mg/d (12 mg BID) and ziprasidone 160 mg/d (80 mg BID) compared with placebo over 28 days of treatment To evaluate and characterize the safety and tolerability of iloperidone in the treatment of acute schizophrenia compared with placebo over 28 days of treatment 23

Methodology Prospective, randomized, double-blind, placebo- and active comparator-controlled, multicenter in-patient study at 35 centers in the US and 9 in India Treatments: fixed BID doses for 4 weeks Target dose 7-day titration to target dose Iloperidone: 24 mg/d (12 mg BID) Ziprasidone: 160 mg/d (80 mg BID) Patients Men and women aged 18-65 years with schizophrenia PANSS-T score ?70 at screening and at baseline Primary efficacy variable (MMRM analysis) Change from baseline to week 4/endpoint on PANSS-T score MMRM = mixed models repeated measures; PANSS-T = Positive and Negative Syndrome Scale Total. 25

Efficacy APA Poster No. NR4-078 27

Efficacy Efficacy APA Poster No. NR4-078 29

Adverse Events Adverse Events APA Poster No. NR4-046 31

Metabolics Metabolics APA Poster No. NR4-046 33

Akathisia (ESRS and BAS) APA Poster No. NR4-046 35

Conclusions - Efficacy Iloperidone 24 mg/d (12 mg BID) was more effective than placebo in the short term treatment of acute schizophrenia Iloperidone was effective for both positive and negative symptom domains Across parameters measured, the overall efficacy of iloperidone appears to be numerically similar to ziprasidone 37

Conclusions - Safety and Tolerability Iloperidone 24 mg/d (12 mg BID) was well-tolerated and showed favorable extrapyramidal, akathisia, and metabolic profiles in this short-term, 28-day study Modest weight increase seen in iloperidone-treated patients was not associated with clinically meaningful increases in blood sugar, triglycerides, or cholesterol 39

917 Extrapyramidal Symptom and Akathisia Profile of Iloperidone in Phase III Schizophrenia Clinical Trials Peter J. Weiden, MD1; Rosarelis Torres, PhD2 1Center for Cognitive Medicine, University of Illinois at Chicago, Chicago, IL; 2Vanda Pharmaceuticals Inc., Rockville, MD 41

Introduction and Methodology Antipsychotic-induced akathisia and EPS have been associated with: Morbidity Treatment nonadherence Lack of response Suicide EPS and akathisia assessed in a pooled analysis of iloperidone data from 4 short-term, Phase III, double- blind, placebo-controlled clinical trials of adult patients with acute schizophrenia 43

EPS Adverse Events SOBP Poster No. 917 45

Akathisia Adverse Events SOBP Poster No. 917 47

Akathisia (BAS) Akathisia (BAS) SOBP Poster No. 917 49

Conclusions Iloperidone treatment demonstrated low rates of treatment emergent EPS and akathisia, comparable to placebo The movement disorders profile supports the use of iloperidone as a new therapeutic option in schizophrenia 51

Physician Perspective Andrew J. Cutler, MD Florida Clinical Research Center Maitland, FL 53

Introduction Atypical antipsychotics are a significant advancement but nonetheless hampered by: Limited efficacy and tolerability The Clinical Antipsychotic Trials of Intervention Effectiveness (CATIE) study underscored the limitation of current treatment: 74% overall discontinuation at 18 months 15% to 28% discontinuation due to lack of efficacy 10% to 19% discontinuation due to lack of tolerability Metabolic syndrome in 51.6% of women and 36.0% of men Schizophrenia is a chronic disease and investigations into the long-term effectiveness of therapies are warranted 55

890 The Metabolic Profile of Iloperidone: Summary of Phase III Schizophrenia Trials Andrew J. Cutler, MD1; John Feeney, MD2 1 Florida Clinical Research Center, Maitland, FL; 2Vanda Pharmaceuticals Inc., Rockville, MD 57

NR4-102 The Metabolic Profile of Iloperidone: Summary of Phase II and Phase III Schizophrenia Trials Stephen M. Stahl, MD, PhD1; Paolo Baroldi, MD PhD2; John Feeney, MD2; Curt D. Wolgang, PhD2 1 University of California, San Diego, La Jolla, CA; 2Vanda Pharmaceuticals Inc., Rockville, MD 59

Iloperidone Trials Safety Database Pooled data from 4,838 adults with schizophrenia in nine Phase II and III double-blind or open-label trials Mean changes between baseline and end of treatment summarized for: Body weight Blood glucose Total cholesterol Triglycerides Prolactin level 61

Weight Changes APA Poster No. NR4-102 63

Metabolic Parameters APA Poster No. NR4-102 65

Conclusions Four to six weeks of treatment with iloperidone resulted in a modest increase in mean body weight Favorable short-term metabolic profile for iloperidone regarding blood glucose, cholesterol, and triglycerides No meaningful increase in prolactin levels 67

NR4-093 Iloperidone versus Haloperidol as Long-Term Maintenance Treatment for Patients with Schizophrenia or Schizoaffective Disorder Rosarelis Torres, PhD1; Henry A. Nasrallah, MD2; Paolo Baroldi, MD, PhD1 1 Vanda Pharmaceuticals Inc., Rockville, MD; 2University of Cincinnati College of Medicine, Department of Psychiatry, Cincinnati, OH 69

NR4-024 Long-Term Safety of Iloperidone versus Haloperidol for Patients with Schizophrenia or Schizoaffective Disorder Curt D. Wolgang, PhD; Jennifer Hamilton, MS; Paolo Baroldi, MD, PhD Vanda Pharmaceuticals Inc., Rockville, MD 71

Data pooled from 3 iloperidone prospective, randomized, multicenter, double-blind, flexible-dose, parallel-group studies Prospectively designed to be pooled Initial 6-week double-blind phase followed by 46-week long-term double-blind phase Iloperidone dose range 4-16 mg once daily (median dose = 12 mg/d) Haloperidol dose range of 5-20 mg once daily (median dose = 10 mg/d) Pooled Iloperidone Studies 73

Patients were included in efficacy analysis if they completed initial 6-week phase with: Reduction in PANSS-T score ^20% at weeks 4 & 6 vs. baseline CGI-C score <4 Took ^1 dose of long-term, double-blind study medication Had ^1 efficacy assessment during the long-term, double-blind phase Primary efficacy variable was Time to Relapse (TtR) Secondary efficacy endpoints included PANSS reductions Pooled Iloperidone Studies (Cont'd) CGI-C = Clinical Global Impression of Change; PANSS-T = Positive and Negative Syndrome Scale Total. 75

Time to Relapse (TtR) APA Poster No. NR4-093 77

PANSS and BPRS Scores at 52 Weeks APA Poster No. NR4-093 79

Adverse Events during Long-Term Maintenance APA Poster No. NR4-024 81

Efficacy and Safety Iloperidone was demonstrated to be non-inferior in Time to Relapse (TtR) as compared to haloperidol in this long- term maintenance study Treatment with iloperidone appeared safe and well- tolerated for long-term treatment Iloperidone has a favorable EPS and akathisia profile, which may result in enhanced patient adherence 83

Fanapta(tm) Commercialization Strategy Al W. Gianchetti Senior Vice President and Chief Commercialization Officer 85

Fanapta(tm) Status Key short-term milestones PDUFA action date expected on or about July 27, 2008 Currently targeting launch in Q1, 2009 Compelling clinical profile Commercialization efforts underway pre-PDUFA action 87

Approved Atypical Antipsychotics Source: IMS HEALTH National Sales Perspectives (2007), Vanda calculations 1Reflects Moving Annual Target (Dec '06 - Dec '07) Approved Products Company US Launch Year 2007 US Revenue ($MM) 2007 US Y-o-Y Growth Seroquel(r) AstraZeneca 1997 3,256 13.2% Risperdal(r) J&J 1994 3,122 11.3% Zyprexa(r) Eli Lilly 1996 2,686 0.4% Abilify(r) BMS/Otsuka 2002 2,198 24.0% Geodon(r) Pfizer 2001 850 20.7% clozapine Novartis, others 1990 178 0.0% Invega(r) J&J 2007 1731 N/A 89

Question. Please rate each of the statements using a scale of 1-10 on importance to you when selecting an antipsychotic therapy for your schizophrenia patients. (130 respondents) Risk of prolactin elevation Availability of long-acting formulation Risk of QT prolongation Somnolent effects QD dosing Flexibility of titration Drug-drug interactions Risk of EPS Impact on cholesterol/lipid/TG levels Incidence of akathisia Impact on glucose/diabetes risk Time to onset of action Ability to treat negative symptoms Effective for many symptoms Risk of weight gain Ability to treat positive symptoms % Top-3 Box (8,9,10) - Inpatient 0.29 0.38 0.39 0.44 0.45 0.49 0.51 0.52 0.53 0.55 0.55 0.57 0.63 0.65 0.68 0.87 Source: TVG Quantitative Tradeoff Assessment, Q306 Atypical Drug Selection Factors Side effect risks figure prominently in atypical prescribing decisions Metabolic Effects Movement Disorder 91

Adverse Lipid Effects Weight Gain Adverse Glucose Effects Onset of EPS Onset of Akathisia Efficacy Source: GfK V2 Qualitative Positioning Study, January 2008. Perceptual Map: Driven by Movement and Metabolics Physicians differentiate atypicals more on side effect profile than on efficacy 93

Compelling Clinical Profile of Fanapta(tm) Similar Efficacy Favorable Metabolic Profile Favorable Movement Disorder Profile Geodon(r) Abilify(r) Invega(r) Risperdal(r) Seroquel(r) Zyprexa(r) 95

Key Areas of Launch Preparation Launch Preparation Sales Force MSLs Managed Care Distribution Marketing 97

Marketing Efforts Underway Marketing team build-out Messaging and positioning Brand development Publication planning and execution Packaging design Psychiatric community outreach Conference attendance 99

Sales Force Development Hire VP of sales Territory mapping Plan sales force scenarios Managers/reps: if Vanda builds its own sales force CSO: if Vanda engages outside sales force Hire or engage sales force Source: Verispan Deciles Antipsychotic MDs Depression MDs Insomnia MDs 10 721 3,418 3,370 10-8 3,734 18,001 17,381 10-5 14,012 57,363 57,972 Physician Deciling by Drug Class Vanda plans to build or engage a small sales force to cover the prescribing base Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity 101

Managed Care Strategy IMS, Atypical managed care analysis, Q42006 Vanda believes a small managed care sales organization can effectively ensure Fanapta(tm) coverage Hire VP of managed care Payer profiling Develop pricing and contracting strategy Plan, engage managed care field force Execute on contracting strategy Atypical Usage by Payer Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity 103

Distribution Organization Engage 3rd party logistics agency Responsible for getting product to the trade Applying for state licenses Continue outsource strategy Contract manufacturer 3rd Party Logistics Contract packaging Role of 3rd Party Logistics Coordinator National wholesalers Regional wholesalers Specialty distributors Hospitals Community Mental Health Drugstores Mail order pharmacies Specialty pharmacies Long-term care Vanda planned pre-PDUFA activity Vanda planned post-PDUFA activity 105

Tasimelteon Overview Paolo Baroldi, MD, PhD Chief Medical Officer 107

Distinct MoA Demonstrated in Wide Range of Indications Balanced melatonin-1, melatonin-2 agonist Sleep induction Sleep maintenance Circadian rhythm advance Sleep onset insomnia Sleep maintenance insomnia Circadian rhythm sleep disorders Seasonal Affective Disorder Major Depression MoA Effect Potential uses 109

Significant Unmet Medical Need Sleep induction Sleep maintenance Circadian rhythm modulation Sleep onset insomnia Sleep maintenance insomnia Circadian rhythm sleep disorders US prevalence 54 million 18 million Approved drugs/drug classes NBZDs (Ambien(r) CR, Lunesta(r), etc.) BZDs (lorazepam, etc.) tricyclics (trazodone, etc.) melatonin agonist (Rozerem(tm)) Emerging drug classes orexin antagonists tricyclics 5-HT2a antagonists No approved drugs Source: LEK, 2007 111

CRSD Circadian Rhythm Sleep Disorders Shift Worker Sleep Disorder Delayed Sleep Phase Syndrome Jet Lag Non-24 Hour Sleep/Wake Cycle U.S. Prevalence (000) 1,500 3,000 13,500 50 Tasimelteon Potential Benefits Disease-modification (CR modulation) Demonstrated efficacy in sleep disorders Long-term safety No DEA scheduling anticipated Source: LEK, 2007 113

Mood Disorders Circadian Rhythm- Related Mood Disorders Seasonal Affective Disorder Major Depression U.S. Prevalence (000) 5,800 14,700 Disease-modification (CR modulation) Long-term safety Sleep benefits Source: LEK, 2005 Tasimelteon Potential Benefits 115

Pending Tasimelteon Phase III Milestone Objective Safety and efficacy in treatment of patients with chronic insomnia Duration 35 days (including screening) Dosing 20, 50 mg QD Comparator Placebo # of Patients 324 Key Endpoints LPS, WASO, safety Results expected in June 2008 Tasimelteon previously demonstrated significant benefits in sleep onset and sleep maintenance VP-VEC-162-3104 117

Substantial Development Program Underway Phase III transient insomnia Completed Phase III chronic insomnia Process refinement Completion expected in 08 Carcinogenicity Clinical Preclinical Manufacturing Clinical pharmacology Clinical scale-up In planning stage Commercial scale-up Driving, DEA scheduling, next day effects Phase I, II Additional Phase III trials 119

Conclusion 121

Summary Two late-stage product candidates with significant market opportunities Both products have significant milestones upcoming: Fanapta(tm) - PDUFA action date expected on or about July 27, 2008 Tasimelteon - Phase III data expected in June, 2008 Pre-launch commercial activities are ongoing 123

Q&A 125

Vanda Pharmaceuticals Inc. Analyst and Investor Day American Psychiatric Association Annual Meeting May 6, 2008 127